Short-Term Loan	12 Months Ended
Jun. 30, 2025
Short-Term Loan [Abstract]
Short-term loan
(15)	Short-term loan

Short-term loans and total outstanding balance as of June 30, 2024 and 2025 amounted to RMB98,375 and RMB82,050, respectively, which are RMB-denominated borrowings made by the Company’s subsidiaries from financial institutions in mainland China. The Group borrowed RMB98,377 and RMB36,601 one-year loans for its general working capital purposes during the year ended June 30, 2024 and 2025, respectively.

As of June 30, 2024 and 2025, the weighted average interest rates for the outstanding borrowings were approximately 3.5% and 3.5%, respectively, and the unused lines of credit for the short-term loans was RMB101,625 and RMB117,950, respectively.